                      GUARANTY OF COMPLETION AND PAYMENT           Exhibit 10.10
                      ----------------------------------


     THIS GUARANTY OF COMPLETION AND PAYMENT (this "Guaranty") is made and entered into as of the 17th day of October, 1996, by (i) HOMESTEAD VILLAGE INCORPORATED ("Guarantor"), to and for the benefit of (ii) SECURITY CAPITAL ATLANTIC INCORPORATED, a Maryland corporation ("Atlantic").

                                    RECITALS
                                    --------

     A. Pursuant to that certain Funding Commitment Agreement (the "Funding Agreement") dated as of the date hereof, by and among Guarantor, Atlantic and Atlantic Homestead Village Limited Partnership, a Delaware limited partnership, Atlantic has agreed to loan up to an aggregate maximum amount of $98,028,471 (the "Loan") to Guarantor and/or any Subsidiary (as such term is in the Funding Agreement) for the purpose of acquiring and developing the Projects (as defined in the Funding Agreement). The Loan is (i) evidenced by certain Amended and Restated Promissory Notes in the aggregate face amount of the Loan (which notes, together with any other notes delivered from time to time to evidence the Loan, and all amendments and restatements to any of such notes are collectively called the "Notes"), and (ii) secured by various Security Documents (as defined in the Funding Agreement).

     B. All terms used herein, but not defined herein, shall have the meanings ascribed to them in the Funding Agreement.

     C. Atlantic is willing to advance the funds of the Loan pursuant to the Funding Agreement only on condition that the Guarantor deliver this Guaranty.

     D. Guarantor has a direct or indirect financial interest in each Subsidiary, and is therefore benefitted by the making of the Loan.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of these Recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees as follows:

     1. Recitals. The foregoing Recitals are hereby incorporated herein and made a substantive part hereof.

     2.   Completion Guaranty.

          (a) Construction Matters. So long as Atlantic disburses the proceeds of the Loan in accordance with the terms and provisions of the Funding Agreement, Guarantor irrevocably and unconditionally fully guarantees to Atlantic the following: (a) payment of all costs of the design, engineering and construction of each Project (including the furnishing thereof) undertaken by a Subsidiary; and (b) completion of construction of each Project undertaken by a Subsidiary (including the furnishing thereof) substantially in accordance with the Plans for such Project and in compliance with applicable codes, ordinances, laws, statutes, rules and regulations of any governmental authority having jurisdiction.

          (b) Excess Costs. In the event that the actual cost of the design, engineering and construction of a Project undertaken by a Subsidiary exceeds the amount available for such Project from the Loan proceeds, including any Owner's Contingency in the Project Budget for such Project, Guarantor shall pay such costs ("Excess Costs") as and when they become due and payable. It is understood that Guarantor's obligation under the preceding sentence is not subject to the subject Subsidiary's initial obligation to do so pursuant to the terms of the Funding Agreement.

          (c) Completion. For the purposes of this Guaranty, the construction of the Improvements shall be deemed to have been completed at such time as Final Completion has occurred pursuant to the terms of the Funding Agreement.

          (d) Indemnification of Atlantic. Guarantor shall indemnify and hold Atlantic and its agents, officers and employees harmless from and against all claims, expenses, loss and liability of any and every kind other than those arising out of the gross negligence or willful misconduct of Atlantic, including, without limitation, attorneys' fees, arising out of or in connection with the design, engineering, construction and completion of each Project and, so long as Atlantic disburses the proceeds of the Loan in accordance with the terms and provisions of the Funding Agreement, shall protect each Project from any mechanic's, materialmen's or similar liens that may be filed against such Project. Guarantor shall not have any right of recourse against Atlantic or its agents and employees by reason of any action such parties may take or omit to take under the provisions of this Guaranty or under the provisions of the Funding Agreement.

          (e) Completion of Construction. If Guarantor shall fail to cause Final Completion of a Project undertaken by a Subsidiary with Loan Proceeds to be achieved, or shall otherwise fail to pursue diligently the performance of the obligations of Guarantor hereunder, immediately upon receipt of a written demand given to Guarantor by Atlantic in the manner herein provided, Atlantic, at its option, shall have the right to cause the completion of the subject Project either before or after or simultaneously with any other remedy of Atlantic against Guarantor and/or such Subsidiary, with such changes or modifications in the Plans and in any contracts and subcontracts relating thereto which Atlantic deems reasonably necessary, and to

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expend such sums as Atlantic deems proper in its sole and unreviewable discretion in order to so complete the same and to pay costs of construction of the same theretofore incurred by the subject Subsidiary and/or Guarantor, and Guarantor shall pay all such amounts (which constitute Excess Costs) with interest thereon at the default rate provided for in the Notes calculated from the date of Guarantor's default, to Atlantic upon demand. So long as all conditions precedent to Atlantic's obligations to make disbursements under the Funding Agreement are satisfied, Atlantic shall continue to make disbursements in the manner specified in the Funding Agreement.

          (f) No Release. The liability of Guarantor shall not be terminated, affected, impaired or reduced in any way by any delay, failure or refusal of Atlantic to exercise any right or remedy Atlantic may have against any person, including, without limitation, any Subsidiary, any general contractor, any subcontractor or any other guarantors liable for all or any part of the costs of construction of a Project guaranteed herein by Guarantor, or by the release of any Subsidiary from performance or observance of any of the agreements, covenants, terms or conditions contained in the Funding Agreement, by the operation of law or otherwise, whether made with or without notice to Guarantor.

          (g) Termination of Completion Guaranty. Satisfaction by Guarantor of any liability hereunder at any one time with respect to payment of any amounts required under this Guaranty shall not discharge Guarantor with respect to any further amounts that may be required hereunder at any other time for the subject Project or any other Project, it being the intent hereof that this Guaranty and the obligations of Guarantor under this Guaranty shall be continuing and irrevocable until the date on which Final Completion of all Subsidiary Projects funded under the Funding Agreement has occurred and all costs and expenses incurred in connection therewith have been paid in full (the "Completion Termination Date"). Further, if at any time all or any part of any payment made by Guarantor under or with respect to this Guaranty is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of a Subsidiary or Guarantor), then Guarantor's obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Guarantor or receipt of payment by Atlantic, and Guarantor's obligations hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Guarantor had never been made.

          (h) Modifications by Atlantic. Guarantor acknowledges that any Subsidiary may (and/or Atlantic may at any time enter into agreements with any Subsidiary receiving Loan proceeds to) amend, modify or change the Plans applicable to such Subsidiary's Project, any contracts or subcontracts relating to the Project and/or the Funding Agreement or any other documents evidencing, securing or relating to the Loan, or may at any time waive or release any provision or provisions thereof and, with reference thereto, may make and enter into all such agreements as such Subsidiary and/or Atlantic may deem proper or desirable, without any notice

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or further assent from Guarantor, and without in any manner impairing or affecting this Guaranty or any of Atlantic's rights hereunder or any of Guarantor's obligations hereunder.

     3. Guaranty of Payment. Guarantor also irrevocably and unconditionally fully guarantees to Atlantic to pay and perform when due the Liabilities. "Liabilities" shall mean all obligations of the Subsidiaries to Atlantic of any kind whatsoever, howsoever created, arising or evidenced, whether pursuant to a covenant, representation, warranty, indemnity or other agreement of kind, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under the Notes or any of the other Loan Documents. Obligations under the Loan Documents shall include the obligation to pay interest under the Notes executed by any Subsidiary, including interest at the post-maturity or default rate.

     4. Nature of the Guaranty. This Guaranty shall be direct, immediate, and primary, and is one of payment and performance and not just collection.
Atlantic shall be under no obligation to pursue its rights against a Subsidiary or any other right or remedy available to it or pursue any collateral or security before proceeding against Guarantor. Guarantor expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, including, without limitation, any rights Guarantor may have to compel Atlantic to proceed in respect of the Guarantor's obligation hereunder against any Subsidiary or any other party or against any security for the payment or performance of Guarantor's obligation hereunder before proceeding against, or as a condition to proceeding against, Guarantor. All payments made pursuant to this Guaranty shall be made in United States currency to Atlantic in immediately available funds, without reduction for any recoupment, set-off, counterclaim or defense based upon any claim that Guarantor may have against any Subsidiary. The obligations and liabilities of Guarantor pursuant to this Guaranty shall be unconditional, irrespective of the genuineness, validity, priority, regularity or enforceability of the Notes or the Loan Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

     5. Rights of Atlantic to Deal With Subsidiaries and Guarantor. Guarantor hereby assents to any and all terms and agreements between Atlantic and any Subsidiaries receiving Loan proceeds or between Atlantic and any person, including Guarantor, who guarantees in whole or in part the payment or performance of any Subsidiary's obligations with respect to Atlantic, and all amendments and modifications thereof, whether presently existing or hereafter made and whether oral or in writing. Atlantic may, without compromising, impairing, diminishing, or in any way releasing Guarantor from any obligations hereunder and without notifying or obtaining the prior approval of Guarantor at any time or from time to time: (a) waive or excuse a default or defaults by a Subsidiary or any person who has guaranteed in whole or in part any of such Subsidiary's obligations, or delay in the exercise by Atlantic of any or all of Atlantic's rights or remedies with respect to such default or defaults; (b) grant extensions of time for payment or performance by a Subsidiary or any person who has guaranteed in whole or in part any of such Subsidiary's obligations, including Guarantor; (c) release, substitute, exchange, surrender or add collateral of a Subsidiary or of any person who has guaranteed in

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whole or in part any of such Subsidiary's obligations, or waive, release or subordinate, in whole or in part, any lien or security interest held by Atlantic on any real or personal property securing payment or performance, in whole or in part, of a Subsidiary's obligations, including Guarantor; (d) release a Subsidiary or any person who has guaranteed in whole or in part any of such Subsidiary's obligations, including Guarantor; (e) apply payments made by a Subsidiary, or by any person who has guaranteed in whole or in part, any of such Subsidiary's obligations, including, without limitation, Guarantor, to any sums owed by a Subsidiary to Atlantic, in any order or manner, or to any specific account or accounts, as Atlantic may elect; (f) modify, change, renew, extend or amend in any respect Atlantic's agreement with a Subsidiary or any person who has guaranteed in whole or in part any of such Subsidiary's obligations, including Guarantor, or any documents, instrument or writing embodying or reflecting the same.

     6. Waivers by Guarantor. Guarantor waives (a) any and all notices whatsoever with respect to this Guaranty or with respect to any Subsidiary's obligations, including, but not limited to, notice of: (i) Atlantic's acceptance hereof or Atlantic's intention to act, or Atlantic's action, in reliance hereon;
(ii) the present existence or future incurring of any Subsidiary's obligations or any terms or amounts thereof or any change therein; (iii) default by a Subsidiary or any surety, pledgor, grantor of security, guarantor or other person who has guaranteed or secured in whole or in part such Subsidiary's obligations, including Guarantor; and (iv) the obtaining or release of any guaranty or surety agreement (in addition to this Guaranty), pledge, assignment or other security for any of a Subsidiary's obligations; and (b) (i) presentment and demand for payment of any sum due from a Subsidiary or any person who has guaranteed in whole or in part any of such Subsidiary's obligations, including Guarantor, and protest of nonpayment; (ii) notice of default by a Subsidiary or any person who has guaranteed in whole or in part any of such Subsidiary's obligations and notice of any extension of time for payment or performance under the Note and any other indulgences granted by Atlantic to a Subsidiary; (iii) demand for performance by a Subsidiary or any person who has guaranteed in whole or in part any of such Subsidiary's obligations, including Guarantor; (iv) to the fullest extent legally possible, any and all defenses which may now or hereafter exist by virtue of any statutes of limitations, valuation, marshaling, forbearance, redemption, exemption, appraisement, stay or moratorium laws or other similar laws now or hereafter in effect; and (v) all other notices and demands otherwise required by law which Guarantor may lawfully waive. Atlantic may (without notice to or consent of the Guarantor, and with or without consideration) release, compromise, settle with or proceed against Guarantor without releasing, lessening or affecting the obligations hereunder or under any of the documents relating to the Loan. It is the intention hereof that Guarantor shall remain liable as a principal until payment in full of all indebtedness and performance and observance of the terms, covenants and conditions of the Notes and of each other Loan Document to be performed and observed by any Subsidiaries, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Guarantor. Guarantor shall be responsible for obtaining information regarding its Subsidiaries, including, but not limited to, any changes in the business or financial condition of any Subsidiaries, and Atlantic shall have no duty to notify Guarantor of any such information.

     7. Collection Expenses. Guarantor shall pay to Atlantic, upon demand, all losses, costs and expenses, including attorneys' fees, if collection is referred to an attorney, that may be incurred by Atlantic in attempting to cause satisfaction of Guarantor's liability under this Guaranty.

     8. Invalidity of Any Part. If any provision or part of any provision of this Guaranty shall for any reason be held invalid, illegal or unenforceable in any respect, such other provisions or the remaining part of any effective provisions of this Guaranty shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

     9. Impairment of Subrogation Rights. Guarantor agrees that it shall have no right of subrogation whatsoever with respect to the Notes, or to the monies due or unpaid thereon, or to any collateral securing the same, unless and until Atlantic shall have received payment in full of all sums due under the Notes and the Loan Documents. Guarantor waives and releases Atlantic from any damages which Guarantor may incur as a result of any intentional or unintentional or negligent action or inaction of Atlantic impairing, diminishing or destroying any rights of subrogation which Guarantor may have upon payment of any of the Subsidiaries' obligations. Guarantor further agrees that all the present and future indebtedness to Guarantor of any Subsidiary receiving Loan proceeds shall be and hereby is subordinated, assigned and transferred to Atlantic. Notwithstanding any other provision of this Guaranty to the contrary, if Guarantor is or becomes an "insider" (as defined in Section 101 of the United States Bankruptcy Code) with respect to its Subsidiaries or any other guarantor, Guarantor irrevocably waives any and all rights of contribution, indemnification, reimbursement or any similar right against any of its Subsidiaries and/or such other guarantor (including any right of subrogation), whether such rights arise under an express or implied contract or by operation of law; it being the specific intention of this sentence that in any bankruptcy or insolvency proceeding filed by or against such Subsidiary or any other guarantor, no guarantor, including the Guarantor, shall be deemed a "creditor" (as defined in Section 101 of the United State Bankruptcy Code) of any Subsidiary or any other guarantor by reason of the existence of this Guaranty with the result that the exercise of such rights would require Atlantic to return to the bankruptcy estate of any Subsidiary or any other guarantor any payments received by Atlantic on account of the obligations guaranteed hereby. Subject to the limitations set forth in the preceding sentence, until all of the obligations guaranteed hereby have been duly and punctually performed to the satisfaction of Atlantic, Guarantor shall not be subrogated to any right of Atlantic against any Subsidiary, any other guarantor or any collateral, and any moneys, property or other consideration received at any time by Guarantors from any Subsidiary in connection with such rights of subrogation prior to the performance by such Subsidiary of all the obligations guaranteed hereby shall be held in trust for Atlantic and shall be paid or transferred to Atlantic upon demand therefor. Guarantor agrees not to assert any right of contribution against any other guarantor of the obligations guaranteed hereby in any manner that is inconsistent with the preceding two sentences.

     10. Remedies Cumulative. Each right, power and remedy of Atlantic under this Guaranty, the Note, the Loan Documents or any other agreement or instrument signed by a Subsidiary or Guarantor or under applicable laws shall be cumulative and concurrent, and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by Atlantic of any or all such other rights, powers or remedies at law or in equity or under this Guaranty. No failure or delay by Atlantic to insist upon the strict performance of any one or more of its rights, powers or remedies consequent upon a breach thereof or default hereunder shall constitute a waiver thereof, or preclude Atlantic from exercising any such right, power or remedy. By accepting partial payment on this Guaranty, Atlantic shall not be deemed to have waived the right either to require prompt payment when due and payment of all other amounts payable under this Guaranty or to exercise any rights and remedies available to it in order to collect all such other amounts. No modification, change, waiver or amendment of this Guaranty shall be deemed to be made by Atlantic unless in writing and signed by Atlantic, and each such waiver, if any, shall apply only with respect to the specific instance involved and only to the extent expressly provided therein.

     11. No Action By Atlantic to Impair Enforcement of Rights Hereunder. No act of commission or omission of any kind or at any time upon the part of Atlantic in respect of any matter whatsoever, shall in any way affect or impair its right to enforce any right, power or benefit under this Guaranty, and no set-off, counterclaim, reduction or diminution of an obligation, or any defense of any kind or nature which Guarantor has or may have against Atlantic, shall be available to Guarantor or against Atlantic.

     12. Limitation of Liability of Subsidiary Not to Affect Liability of the Guarantor Hereunder. Without limiting the foregoing, it is specifically understood that any impairment, modification, limitation or discharge of the liability of any Subsidiary under any Note or any other Loan Document arising out of or by virtue of any act of bankruptcy, or any arrangement, reorganization or similar proceeding for relief of debtors under Federal or state law initiated by or against such Subsidiary shall not affect, impair, modify, limit or discharge the liability of Guarantor hereunder in any manner whatsoever, and this Guaranty shall remain and continue in full force and effect. It is the intent and purpose of this Guaranty that Guarantor shall and do hereby waive all rights and benefits which might accrue to them by reason of any such proceedings, and Guarantor agrees that it shall be liable for the full amount of the obligations guaranteed by them hereby, irrespective of, and without regard to, any impairment, modification, limitation or discharge of the liability of such Subsidiary under such Note or any or all of the Loan Documents that may result from any such proceedings.

     13. Independent Obligations of Guarantor. The obligations of Guarantor hereunder are irrevocable and are independent of the Loan or other obligations of any Subsidiary, and a separate action or actions may be brought and prosecuted against Guarantor, regardless of whether any action is brought against such Subsidiary or whether such Subsidiary is joined in any such action or actions.

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     14.  Choice of Law; Consent to Jurisdiction; Venue.  This Guaranty, having been executed, sealed and delivered in the State of New Mexico shall be construed, interpreted and enforced under the internal laws (and not the laws pertaining to conflicts or choice of law) of the State of New Mexico. Should any provision of this Guaranty require judicial interpretation, it is agreed that the court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of the rule or conclusion that a document should be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation of this Guaranty and that each party consulted (or had the opportunity to consult) legal counsel before the execution of this Guaranty. Guarantor consents to the jurisdiction of the courts of any county in the State of New Mexico selected by Atlantic and to the jurisdiction of any United States District Court in the State of New Mexico, if jurisdiction exists.

     15. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument.

     16. Binding Nature. This Guaranty shall inure to the benefit of, and be enforceable by, Atlantic and its successors and assigns, and shall be binding upon and enforceable against the Guarantor and its legal and personal representatives, heirs, successors and assigns. This Guaranty may be assigned by Atlantic, or any other holder of the Note at any time or from time to time.

     17. Joint and Several Nature. In the event there exists more than one Guarantor, all obligations, responsibilities, warranties, representations and liabilities hereunder shall be joint and several.

     18. Notices. Any and all notices or other communications hereunder shall be deemed to have been duly given if in writing and if transmitted by hand-delivery, Federal Express, Express Mail or other nationally recognized overnight courier or by certified mail, return receipt requested, as follows:

     To Atlantic:                Security Capital Atlantic Incorporated
                                 7777 Market Center Avenue
                                 El Paso, Texas  79912
                                 Attention:  James C. Potts

     To Guarantor:               Homestead Village Incorporated
                                 125 Lincoln Avenue, Suite 300
                                 Santa Fe, New Mexico  87501
                                 Attention:  David C. Dressler, Jr.

     With a copy to:             Mayer, Brown & Platt
                                 141 East Palace Avenue
                                 Santa Fe, New Mexico  87501
                                 Attention:  Caroline Brower, Esquire

or to such other address as either party may furnish to the other by notice in accordance with this Paragraph 18.

     19. Tense; Gender. As used herein, the plural shall refer to and include the singular, and the singular the plural, and the use of any gender shall include and refer to any other gender.

     20. Time of Essence. Guarantor and Atlantic expressly agree that time shall be of the essence in the performance of obligations of Guarantor under this Guaranty.

     21. Entire Agreement. This Guaranty sets forth the final and entire agreement between the parties hereto with respect hereto and is intended to be an integration of all prior negotiations and understandings. Atlantic and Guarantor and their respective agents shall not be bound by any terms, conditions, statements, warranties or representations, oral or written, express or implied, not set forth or incorporated herein.

     22. WAIVER OF JURY TRIAL, ETC. GUARANTOR AND ATLANTIC (BY ITS ACCEPTANCE HEREOF) WAIVES ANY RIGHT TO A TRIAL BY JURY OF ANY OR ALL ISSUES ARISING IN ANY ACTION OR PROCEEDING BETWEEN GUARANTOR AND ATLANTIC OR THEIR SUCCESSORS OR ASSIGNS, UNDER OR CONNECTED WITH THE LOAN, THIS GUARANTY OR ANY OF ITS PROVISIONS OR ANY OF THE LOAN DOCUMENTS, AND AGREES THAT THE OBLIGATION EVIDENCED BY THIS GUARANTY IS AN EXEMPTED TRANSACTION UNDER THE TRUTH-IN-LENDING ACT, 15 U.S.C. SECTION 1601, ET SEQ. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY ATLANTIC AND GUARANTOR, AND GUARANTOR ACKNOWLEDGES THAT NEITHER ATLANTIC NOR ANY PERSON ACTING ON BEHALF OF ATLANTIC HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN OR HAD THE OPPORTUNITY TO BE REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

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     IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty of Completion and Payment as of the date first set forth above.

                                         GUARANTOR:


                                         HOMESTEAD VILLAGE INCORPORATED
ATTEST:


/s/ Jeffrey A. Klopf                     By:/s/ David C. Dressler, Jr.
---------------------------                ---------------------------
Jeffrey A. Klopf, Secretary              Its:
                                             --------------------------
[Corporate Seal]


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